UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		July 24, 2002
CONECTIV (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-13895 (Commission File Number)	51-0377417 (I.R.S. Employer Identification No.)
800 King Street, P.O. Box 231, Wilmington, Delaware Address of principal executive offices		19899 (Zip Code)
Registrant's telephone number, including area code		(302) 429-3018
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                                               CONECTIV
                                                                                                                                                                Form 8-K
Item 5.	Other Events. Exhibits 99-1 and 99-2, attached hereto, are hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99-1	Joint Press Release of Potomac Electric Power Company and Conectiv dated as of July 24, 2002.	Filed herewith.
	99-2	Joint Press Release of Potomac Electric Power Company and Conectiv dated as of July 25, 2002.	Filed herewith.

                                                                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                              Conectiv
                                                                                                                            (Registrant)

                                                                                                     By:                  T. S. SHAW
                                                                                                                        Thomas S. Shaw
                                                                                                                 President and Chief Operating
                                                                                                                      Officer

July 26, 2002
    DATE

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